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                                                                   EXHIBIT 10.21

                    AMENDMENT NO. 1 TO CONSULTING AGREEMENT

      AMENDMENT NO. 1, dated as of March 15, 2000 (the "Amendment"), to the
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CONSULTING AGREEMENT, dated as of April 30, 1998, by and among CDRJ Investments
(Lux) S.A., a Luxembourg societe anonyme ("Lux SA"), Jafra Cosmetics
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International, Inc., a Delaware corporation ("JCI"), Jafra Cosmetics
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International, S.A. de C.V., a sociedad anonima de capital variable ("JCISA" and collectively with Lux SA and JCI, the "Company Group"), and Clayton, Dubilier &
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Rice, Inc., a Delaware corporation ("CD&R").
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                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, the parties hereto have entered into a Consulting Agreement, dated as of April 30, 1998 (the "Consulting Agreement"); and
                                 --------------------

      WHEREAS, the parties hereto wish to amend certain provisions of the Consulting Agreement as herein provided;

      NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:


      1. AMENDMENT TO SECTION 3. Section 3(b) of the Consulting Agreement is hereby amended to read in its entirety as follows:

      "(b) The Company Group jointly and severally agree to pay to CD&R, as compensation for Continuing Services rendered and to be rendered by CD&R hereunder, a fee of $400,000 per year (the "Continuing Services Fee"), one-
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twelfth of which shall be payable on the first day of each month commencing on the first day of the month following the date of the closing of the Acquisition. Such Continuing Services Fee may, in the sole discretion of a majority of the members of the Company's Board of Directors who are not affiliated with CD&R, be increased but may not be decreased without the prior written consent of CD&R.
If any employee of CD&R shall be elected to serve on the Board of Directors of any member of the Acquisition Group or any of their affiliates (a "Designated
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Director"), in consideration of the Continuing Services Fee being paid to CD&R,
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CD&R shall cause such Designated Director to waive any and all fees to which such director would otherwise be entitled as a director for any period for which the Fee or any installment thereof is paid."

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      2.    EFFECTIVE DATE.  This Amendment shall be effective as of January 1,
1999.

      3. CONFIRMATION OF CONSULTING AGREEMENT. Except as set forth in this Amendment, the Consulting Agreement is in all respects hereby ratified and confirmed and shall continue in full force and effect as amended hereby.

      4. MISCELLANEOUS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Amendment shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York without regard to conflict of laws principles.

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      IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

               CLAYTON, DUBILIER & RICE, INC.


               By: /s/ Donald J. Gogel
                  -------------------------
                 Name:  Donald J. Gogel
                 Title: President and Chief Executive Officer,
                           Assistant Secretary and Assistant Treasurer


               CDRJ INVESTMENTS (LUX) S.A.


               By:  /s/ Ralph S. Mason, III
                   -----------------------------
                 Name: Ralph S. Mason, III
                 Title: Vice Chairman, Executive Vice President and
                           General Counsel


               JAFRA COSMETICS INTERNATIONAL, INC.


               By:  /s/ Ralph S. Mason, III
                   -----------------------------
                 Name: Ralph S. Mason, III
                 Title: Executive Vice President


               JAFRA COSMETICS INTERNATIONAL,
                S.A. de C.V.


               By:  /s/ Ralph S. Mason, III
                   -----------------------------
                 Name: Ralph S. Mason, III
                 Title: Executive Vice President and General Counsel

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